Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Herbert R. Martens, Jr., President, Chief Executive Officer & Trustee of Allegiant Advantage Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 26, 2006	/s/ HERBERT R. MARTENS, JR.
Herbert R. Martens, Jr.,
President, Chief Executive Officer & Trustee
(principal executive officer)

I, Dennis J. Westley, Treasurer of Allegiant Advantage Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 23, 2006	/s/ DENNIS J. WESTLEY
Dennis J. Westley, Treasurer
(principal financial officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.